UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________________________________
FORM 8-K
 _____________________________________________
 Current Report
Pursuant to Section 13 or 15(d) of The
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) September 1, 2017
_____________________________________________
MPLX LP
(Exact name of registrant as specified in its charter)
_____________________________________________

Delaware	001-35714	27-0005456
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 E. Hardin Street Findlay, Ohio	45840
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code:
(419) 421-2414
(Former name or former address, if changed since last report.)
 _____________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On September 1, 2017, MPLX LP (the “Partnership”) entered into a Membership Interests and Shares Contributions Agreement (the “Contributions Agreement”) with MPLX GP LLC (the “General Partner”), MPLX Logistics Holdings LLC (“MPLX Logistics”), MPLX Holdings Inc. (“MPLX Holdings”) and MPC Investment LLC (“MPC Investment”), each a wholly-owned subsidiary of Marathon Petroleum Corporation (“MPC”), whereby the Partnership agreed to acquire certain ownership interests in joint venture entities indirectly held by MPC. Pursuant to the Contributions Agreement, MPC Investment agreed to contribute: all of the membership interests of Lincoln Pipeline LLC, which holds a 35 percent interest in Illinois Extension Pipeline Company, L.L.C.; all of the membership interests of MPL Louisiana Holdings LLC, which holds a 40.7 percent interest in LOOP LLC; a 58.52 percent interest in LOCAP LLC; and a 24.51 percent interest in Explorer Pipeline Company, through a series of intercompany contributions to the Partnership for approximately $420 million in cash and equity consideration valued at approximately $630 million (collectively, the “Transaction”).

In connection with the closing of the Transaction on September 1, 2017, the Partnership issued (i) 13,719,017 common units representing limited partner interests in the Partnership (“Common Units”) to the General Partner, (ii) 3,350,893 Common Units to MPLX Logistics and (iii) 1,441,224 Common Units to MPLX Holdings. The Partnership also issued 377,778 general partner units to the General Partner in order to maintain its two percent general partner interest in the Partnership.

The Contributions Agreement contains customary representations and warranties as well as customary indemnification obligations among the parties. The foregoing description of the Contributions Agreement is not complete and is qualified in its entirety by reference to the full text of the Contributions Agreement, which is filed as Exhibit 2.1 to this Current Report on Form 8-K and incorporated herein by reference.

The conflicts committee and the board of directors of the General Partner approved the terms of the Contributions Agreement on behalf of the Partnership. The conflicts committee, which is comprised of independent members of the board of directors of the General Partner, retained independent legal and financial advisors to assist it in evaluating and negotiating the Transaction.

Relationships
The General Partner manages the Partnership’s operations and activities through the General Partner’s officers and directors. Each of MPLX Logistics, MPLX Holdings, MPC Investment and the General Partner are wholly-owned subsidiaries of MPC. As a result, certain individuals serve as officers and/or directors of one or more of such entities. After giving effect to the Transaction, MPC holds, indirectly through its subsidiaries, 118,090,823 Common Units, representing approximately 29 percent of the Common Units issued and outstanding as of September 1, 2017. Through its ownership of the General Partner, MPC also indirectly owns all of the Partnership’s incentive distribution rights as well as 8,306,911 general partner units, representing a two percent general partner interest in the Partnership as of September 1, 2017.

Item 2.01	Completion of Acquisition or Disposition of Assets.
The Transaction closed on September 1, 2017. The description of the Transaction contained in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 3.02	Unregistered Sales of Equity Securities.

The description in Item 1.01 above of the Partnership’s issuance of Common Units and general partner units in connection with the Transaction is incorporated into this Item 3.02 by reference, insofar as such information relates to the sale of unregistered equity securities. The sale and issuance of the Common Units and general partner units in connection with the Transaction is exempt from registration under Section 4(a)(2) of the Securities Act of 1933.

Item 9.01	Financial Statements and Exhibits.

(a)	Financial Statements of businesses acquired

The audited consolidated financial statements of Explorer Pipeline Company and its subsidiary as of December 31, 2016 and 2015 and for the years ended December 31, 2016, 2015 and 2014 are incorporated herein by reference to Exhibit 99.1 of this Current Report on Form 8-K.
The unaudited condensed consolidated financial statements of Explorer Pipeline Company and its subsidiary as of June 30, 2017 and December 31, 2016 and for the six months ended June 30, 2017 and 2016 are incorporated herein by reference to Exhibit 99.2 of this Current Report on Form 8-K.
The audited financial statements of Illinois Extension Pipeline Company, L.L.C. as of December 31, 2016 and 2015 and for the years ended December 31, 2016, 2015 and 2014 are incorporated herein by reference to Exhibit 99.3 of this Current Report on Form 8-K.
The unaudited financial statements of Illinois Extension Pipeline Company, L.L.C. as of June 30, 2017 and December 31, 2016 and for the six months ended June 30, 2017 and 2016 are incorporated herein by reference to Exhibit 99.4 of this Current Report on Form 8-K.
The audited financial statements of LOOP LLC as of December 31, 2016 and 2015 and for the years ended December 31, 2016, 2015 and 2014 are incorporated herein by reference to Exhibit 99.5 of this Current Report on Form 8-K.
The unaudited condensed financial statements of LOOP LLC as of June 30, 2017 and December 31, 2016 and for the six months ended June 30, 2017 and 2016 are incorporated herein by reference to Exhibit 99.6 of this Current Report on Form 8-K.
The audited financial statements of LOCAP LLC as of December 31, 2016 and 2015 and for the years ended December 31, 2016, 2015 and 2014 are incorporated herein by reference to Exhibit 99.7 of this Current Report on Form 8-K.
The unaudited condensed financial statements of LOCAP LLC as of June 30, 2017 and December 31, 2016 and for the six months ended June 30, 2017 and 2016 are incorporated herein by reference to Exhibit 99.8 of this Current Report on Form 8-K.

(b)	Pro forma financial information
The MPLX LP unaudited pro forma consolidated financial statements of income for the years ended December 31, 2016, 2015 and 2014 and the six months ended June 30, 2017 and the unaudited pro forma consolidated balance sheet as of June 30, 2017 are incorporated herein by reference to Exhibit 99.9 of this Current Report on Form 8-K.

(d)	Exhibits.

Exhibit Number	Description

2.1	Membership Interests and Shares Contributions Agreement, dated September 1, 2017, between MPLX LP, MPLX Logistics Holdings LLC, MPLX Holdings Inc., MPLX GP LLC and MPC Investment LLC
23.1	Consent of PricewaterhouseCoopers LLP, independent accountants
23.2	Consent of PricewaterhouseCoopers LLP, independent accountants
23.3	Consent of PricewaterhouseCoopers LLP, independent accountants
23.4	Consent of KPMG LLP, independent auditors
23.5	Consent of KPMG LLP, independent auditors
23.6	Consent of KPMG LLP, independent auditors
23.7	Consent of Grant Thornton LLP, independent certified public accountants
99.1	Audited consolidated financial statements of Explorer Pipeline Company and its subsidiary as of December 31, 2016 and 2015 and for the years ended December 31, 2016, 2015 and 2014
99.2	Unaudited condensed consolidated financial statements of Explorer Pipeline Company and its subsidiary as of June 30, 2017 and December 31, 2016 and for the six months ended June 30, 2017 and 2016

99.3	Audited financial statements of Illinois Extension Pipeline Company, L.L.C. as of December 31, 2016 and 2015 and for the years ended December 31, 2016, 2015 and 2014
99.4	Unaudited financial statements of Illinois Extension Pipeline Company, L.L.C. as of June 30, 2017 and December 31, 2016 and for the six months ended June 30, 2017 and 2016
99.5	Audited financial statements of LOOP LLC as of December 31, 2016 and 2015 and for the years ended December 31, 2016, 2015 and 2014
99.6	Unaudited condensed financial statements of LOOP LLC as of June 30, 2017 and December 31, 2016 and for the six months ended June 30, 2017 and 2016
99.7	Audited financial statements of LOCAP LLC as of December 31, 2016 and 2015 and for the years ended December 31, 2016, 2015 and 2014
99.8	Unaudited condensed financial statements of LOCAP LLC as of June 30, 2017 and December 31, 2016 and for the six months ended June 30, 2017 and 2016
99.9
MPLX LP unaudited pro forma consolidated financial statements of income for the years ended December 31, 2016, 2015 and 2014 and the six months ended June 30, 2017 and the unaudited pro forma consolidated balance sheet as of June 30, 2017

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MPLX LP

	By:	MPLX GP LLC, its General Partner

Date: September 1, 2017	By:	/s/ Pamela K.M. Beall
Name: Pamela K.M. Beall
Title: Executive Vice President and Chief Financial Officer

Index to Exhibits

Exhibit Number	Description

2.1	Membership Interests and Shares Contributions Agreement, dated September 1, 2017, between MPLX LP, MPLX Logistics Holdings LLC, MPLX Holdings Inc., MPLX GP LLC and MPC Investment LLC
23.1	Consent of PricewaterhouseCoopers LLP, independent accountants
23.2	Consent of PricewaterhouseCoopers LLP, independent accountants
23.3	Consent of PricewaterhouseCoopers LLP, independent accountants
23.4	Consent of KPMG LLP, independent auditors
23.5	Consent of KPMG LLP, independent auditors
23.6	Consent of KPMG LLP, independent auditors
23.7	Consent of Grant Thornton LLP, independent certified public accountants
99.1	Audited consolidated financial statements of Explorer Pipeline Company and its subsidiary as of December 31, 2016 and 2015 and for the years ended December 31, 2016, 2015 and 2014
99.2	Unaudited condensed consolidated financial statements of Explorer Pipeline Company and its subsidiary as of June 30, 2017 and December 31, 2016 and for the six months ended June 30, 2017 and 2016
99.3	Audited financial statements of Illinois Extension Pipeline Company, L.L.C. as of December 31, 2016 and 2015 and for the years ended December 31, 2016, 2015 and 2014
99.4	Unaudited financial statements of Illinois Extension Pipeline Company, L.L.C. as of June 30, 2017 and December 31, 2016 and for the six months ended June 30, 2017 and 2016
99.5	Audited financial statements of LOOP LLC as of December 31, 2016 and 2015 and for the years ended December 31, 2016, 2015 and 2014
99.6	Unaudited condensed financial statements of LOOP LLC as of June 30, 2017 and December 31, 2016 and for the six months ended June 30, 2017 and 2016
99.7	Audited financial statements of LOCAP LLC as of December 31, 2016 and 2015 and for the years ended December 31, 2016, 2015 and 2014
99.8	Unaudited condensed financial statements of LOCAP LLC as of June 30, 2017 and December 31, 2016 and for the six months ended June 30, 2017 and 2016
99.9
MPLX LP unaudited pro forma consolidated financial statements of income for the years ended December 31, 2016, 2015 and 2014 and the six months ended June 30, 2017 and the unaudited pro forma consolidated balance sheet as of June 30, 2017